UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 16, 2005

                        MainSource Financial Group, Inc.
             (Exact name of registrant as specified in its charter)

    Indiana                              0-12422               35-1562245
State or Other Jurisdiction                                  I.R.S. Employer
of Incorporation or Organization    Commission File No.    Identification Number


                               201 North Broadway
                            Greensburg, Indiana 47240
                    (Address of principal executive offices)

                                 (812) 663-0157
                         (Registrant's Telephone Number,
                              Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications
     pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure

On May 17, 2005, MainSource Financial Group, Inc. (the "Company"), issued a press release announcing that its Board of Directors approved a second quarter common dividend of $.13 per share at its May 16, 2005 meeting. The dividend is payable on June 15, 2005 to common shareholders of record as of June 1, 2005. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is being furnished pursuant to this Item 7.01 as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.             Financial Statements and Exhibits

    (c) The following exhibit is furnished with this report:

         Exhibit No.       Description

         99.1 MainSource Financial Group, Inc.'s press release dated May 17, 2005.

                                   Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        MAINSOURCE FINANCIAL GROUP, INC.

Date:    May  17, 2005                 By:  /s/ James L. Saner, Sr.
                                           James L. Saner, Sr.
                                           President and Chief Executive Officer